UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934.

            Date of Report (Date of Earliest event reported):
                                 February 18, 2010

                                Safer Shot, Inc.
           (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                  (State or other jurisdiction of incorporation)

                                   000-28769
                             (Commission File Number)

                                  20-2393338
                       (IRS Employer Identification No.)

                              1658 East 5600 South
                           Salt Lake City, Utah 84121
     (Address of principal United States executive offices and Zip Code)

                                 (406)531-9335
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 / / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

At a special meeting of the shareholders on February 18, 2010, a majority of the shareholders voted to appoint Michael Black as Chief Financial Officer of the Company.

A majority of the shareholder's futher voted to increase the number of authorized shares of the company's common stock, par value $.001, to 200,000,000 shares.


Date: February 24, 2010

                SAFER SHOT, INC.

                     John Lund
         By /s/----------------------
                     John Lund
                     Director